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[INDUSTRIAL DISTRIBUTION GROUP LOGO]


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 5, 2004

                       INDUSTRIAL DISTRIBUTION GROUP, INC.
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             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                    000-13195                 58-2299339
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(State or other Jurisdiction of    (Commission File            (IRS Employer
Incorporation or Organization)          Number)              Identification No.)


                            950 EAST PACES FERRY ROAD
                                   SUITE 1575
                                ATLANTA, GA 30326
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (404) 949-2100

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


                                    --More--

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release dated August 5, 2004 issued by Industrial Distribution Group, Inc.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

         On August 5, 2004, Industrial Distribution Group, Inc. issued a press release reporting its financial results for the second quarter 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004

                               /s/ Jack P. Healey
                               -------------------------------------------------
                               Jack P. Healey
                               Senior Vice President and Chief Financial Officer


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                                 EXHIBIT INDEX


   EXHIBIT NO.                                       DESCRIPTION
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
       99.1          Press Release of Industrial Distribution Group, Inc. ("IDG"), dated August 5,
                     2004, reporting IDG's financial results for the second quarter 2004
                     (furnished pursuant to Item 12 of Form 8-K).